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                                       SUMMARY


                             COMPENSATION SYSTEM CHANGES

1.       LOCATION BONUS

         PROPOSED: 6.0% times location EBT (AFTER WORKING CAPITAL)

         CHANGE:   None

2.       DISTRICT MANAGER BONUS POOL

         PROPOSED: A.   2% of Corporate net earnings after tax.

                   B. 50% of amount derived in "A" to be paid out based on their district's performance.

         CHANGE: Previous plan was based on .13% of Corporate EAT for each district manager plus .5% of their unit's operating income. The new method would more equitably distribute bonuses based on both corporate and individual district performance.

3.       CORPORATE DEPARTMENT MANAGER AND OTHER KEY EMPLOYEE BONUES

         PROPOSED: 1.8% times corporate net income divided among participants based on salary.

         CHANGE: Consolidate existing practice of two different pools of corporate key department managers and other key personnel into one pool.

4.       OFFICER BONUS

         PROPOSED: A.   5.2% times corporate net income divided among
                        participants based on salary.

                   B. An additional 1.0% times corporate net income for the CEO.

         CHANGE:   None

5. OUR 401(K) PROGRAM INCLUDES A 50% MATCH OF THE 1ST 2% AND 25% OF THE NEXT 3% AN EMPLOYEE SAVES.

         PROPOSED: A.   Effective 4-1-97 (if company performance is on budget)
                        improve the match to 50% of the first 3% and 25% of the next 2% in order to improve employee participation.

                   B Cost is estimated to be $100,000 to $150,000 depending upon participation. This improvement (WHICH WAS ORIGINALLY PLANNED AS IMPROVING THE MATCH FROM 50% OF THE FIRST 2% TO 75% ON 7-1-95 AND HAS BEEN DELAYED SINCE THAT TIME) is a necessary step in our gradual effort to improve nonunion retirement plans. Current costs for our nonunion 401(k) plan is $350.00 per year for an employee earning $20,000. A similar union employee costs $2400 - 3600 per year.

         CHANGED:  None

6.       401(K) PROFIT SHARING STOCK PLAN

         PROPOSED: 5.0% times corporate net income

         CHANGE:   None

7.       SUPPLEMENTAL RETIREMENT PLANS

         PROPOSED: 6.0% times corporate net income.

         CHANGE:   None